UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2009
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Terra Centre
600 Fourth Street, P.O. Box 6000
Sioux City, Iowa	51102-6000
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (712) 277-1340
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
          On March 5, 2009, Terra Industries Inc. (“Terra”) issued a press release announcing the rejection by the Board of Directors of Terra (the “Board”) of CF Industries Holdings, Inc.’s (“CF Industries”) unsolicited exchange offer to acquire all of the outstanding common shares of Terra and the Board’s recommendation to Terra’s stockholders not to tender their shares into CF Industries’ offer. A copy of the press release, as well as a letter to Terra’s stockholders, are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibit
99.1	Press release issued March 5, 2009 by Terra.

99.2	Letter to stockholders of Terra dated March 5, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.
By:	/s/ John W. Huey
Name:	John W. Huey
Title:	Vice President, General Counsel and Corporate Secretary

     Date: March 5, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued March 5, 2009 by Terra.

99.2	Letter to stockholders of Terra dated March 5, 2009.